                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                               ________________________


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       JULY 30, 1997
                                                  -------------------------

                              MERRILL LYNCH & CO., INC.
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                (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                 1-7182                   13-2740599
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    (State or Other          (Commission                   (I.R.S. Employer
    Jurisdiction of          File Number)                  Identification No.)
    Incorporation)




WORLD FINANCIAL CENTER, NORTH TOWER, NEW YORK, NEW YORK    10281-1332
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(Address of Principal Executive Offices)                   (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (212) 449-1000
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   -----------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5.  OTHER EVENTS

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of June 27, 1997 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co."). Also filed herewith is a statement setting forth the computation of certain ML & Co. financial ratios for the periods presented.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  EXHIBITS

         (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

         (99)  Additional Exhibits

               (i) Preliminary Unaudited Consolidated Balance Sheet of ML & Co. as of June 27, 1997






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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 MERRILL LYNCH & CO., INC.
                                              -------------------------------
                                                       (Registrant)

                                            By:  /s/ Joseph T. Willett
                                                 ----------------------------
                                                     Joseph T. Willett
                                                     Senior Vice President,
                                                     Chief Financial Officer

Date:  July 30, 1997



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                                    EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION                                            PAGE

(12)          Computation of Ratios of Earnings to Fixed Charges and   5
              Combined Fixed Charges and Preferred Stock Dividends

(99)          Additional Exhibits

              (i)  Preliminary Unaudited Consolidated Balance Sheet    6
                   of ML & Co. as of June 27, 1997





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